UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

RedEnvelope, Inc.

(Exact name of registrant as specified in its charter)

0-50387
(Commission File Number)

Delaware	33-0844285
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

201 Spear Street, 3rd Floor
San Francisco, CA 94105
(Address of principal executive offices, with zip code)

(415) 371-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of RedEnvelope, Inc. dated July 27, 2004 (earnings results for first fiscal quarter)

Item 12. Results of Operations and Financial Condition.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 27, 2004, RedEnvelope, Inc. (the “Issuer”) issued a press release of the financial results for the fiscal quarter ended June 27, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.
Date: July 27, 2004	By:	/s/ Alison May
Alison May, President and
Chief Executive Officer

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Index to Exhibits

Exhibit	Description
Number
99.1	Press Release of RedEnvelope, Inc. dated July 27, 2004 (earnings results for first fiscal quarter)

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